United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

              ----------------------------------------------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2003



                        THE JACKSON RIVERS COMPANY, INC.
             (Exact name of registrant as specified in its charter)



                                     Florida
         (State or other jurisdiction of incorporation or organization)


       333-70932                                      65-1102865
(Commission File Number)                   (IRS Employer Identification No.)

       17-19 Marble Avenue                               10570
     Pleasantville, New York                          (Zip Code)
(Address of principal executive offices)

                                 (619) 615-4242
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant

         On September 16, 2003, the registrant terminated the client-auditor relationship between Michaelson & Co., P.A. and the registrant.

         Michaelson & Co., P.A.'s reports on the registrant's financial statements for the years ended December 31, 2002 and through September 16, 2003, and the period May 8, 2001 (date of inception) through December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change accountants was recommended by the registrant's Board of Directors.

         During the two most recent fiscal years and any subsequent interim period through September 16, 2003 there have not been any disagreements between the registrant and Michaelson & Co., P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Michaelson & Co., P.A., would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

         Regulation S-K Item 304(a)(1)(v) is not applicable to this report.

         On September 22, 2003 the registrant engaged Russell Bedford Stefanou Mirchandani LLP, certified public accountants, as the registrant's independent accountants to report on the registrant's balance sheet as of December 31, 2003, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. The decision to appoint Russell Bedford Stefanou Mirchandani LLP was approved by the registrant's Board of Directors.

         During the registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Russell Bedford Stefanou Mirchandani LLP, neither the registrant nor anyone on the registrant's behalf consulted with Russell Bedford Stefanou Mirchandani LLP regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

         The registrant has provided the former accountants with a copy of this report before its filing with the Commission. The registrant has requested the former accountants to furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in this report and, if not, stating the respects in which they do not agree. The registrant has filed the former accountants' letter as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements.
         ---------------------

         None.

(b)      Exhibits.
         --------

         The following exhibit is filed herewith:

    Exhibit No.      Identification of Exhibit

      16 Letter from Michaelson & Co., P.A., stating whether they agree with the statements made by the registrant in this report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 14, 2003

                                        THE JACKSON RIVERS COMPANY, INC.


                                        By  /s/  Dennis N. Lauzon
                                        Dennis N. Lauzon, President

Exhibit 16

MICHAELSON & COMPANY, P.A.
CERTIFIED PUBLIC ACCOUNTANTS
1655 Palm Beach Lakes Blvd
West Palm Beach, Florida 33401

October 14, 2003

Securities and Exchange Commission
Washington, DC 20549

Re:      The Jackson Rivers Company, Inc.; File No. 333-70932


         Gentlemen:

         We have read Item 4 of the Form 8-K/A of Jackson Rivers Company, Inc. dated October 14, 2003 and agree with the statements relating only to Michaelson & Company, P.A., contained therein.

                                         /s/MICHAELSON & COMPANY, P.A.
                                         -----------------------------
                                            MICHAELSON & COMPANY, P.A.
                                            Certified Public Accountants